Sub-Item 77Q1

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Registrant”)

-Dreyfus Short-Intermediate Municipal Bond Fund

Form of Certificate of Designation is incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 19, 2013.